Filed pursuant to Rule 497(e)

File Nos. 033-16439 and 811-05159

Supplement to the Prospectus (Class A, C, K, Y shares) dated May 1, 2014

RS Global Natural Resources Fund

Effective June 1, 2014, the section titled “Management of the Fund” in the Global Natural Resources Fund Summary (on page 21) is amended and restated in its entirety as follows:

Management of the Fund

Investment Adviser

RS Investment Management Co. LLC (“RS Investments”)

Investment Sub-Adviser

SailingStone Capital Partners LLC (“SailingStone”)

Investment Team

RS Global Natural Resources Fund is team-managed by investment personnel at SailingStone. The members of the team that are primarily responsible for the day-to-day management of the Fund are MacKenzie B. Davis, CFA, a member of the Fund’s investment team since 2005, and Kenneth L. Settles Jr., CFA, a member of the Fund’s investment team since 2007.

Management of the Funds

Effective June 1, 2014, the following information is added to the section of the Prospectus titled “Management of the Funds” (on page 109):

SailingStone Capital Partners LLC (“SailingStone”) serves as investment sub-adviser for RS Global Natural Resources Fund. SailingStone is responsible for the day-to-day investment management of the Fund, which includes buying and selling securities, choosing broker-dealers (including broker-dealers that may be affiliated with SailingStone), and negotiating commissions. SailingStone has provided investment advisory services since 2014. SailingStone is a Delaware limited liability company that commenced operations on January 1, 2014. The managing member of SailingStone is SailingStone GP LP (“SailingStone GP”), a Delaware limited partnership, of which SailingStone Holdings LLC (“SailingStone Holdings”), a Delaware limited liability company, is the general partner. The principal business address of SailingStone, SailingStone GP, and SailingStone Holdings is One California Street, Suite 3050, San Francisco, CA 94111.

Investment Team Biographical Information

Effective June 1, 2014, the biographical information for Messrs. Davis and Settles under the section of the Prospectus titled “Investment Team Biographical Information” is amended and restated in its entirety as follows:

MacKenzie B. Davis, CFA**

MacKenzie B. Davis has been responsible for the day-to-day management of RS Global Natural Resources Fund since 2005**; he also co-manages separate accounts. MacKenzie has been a principal of SailingStone since the commencement of its operations in 2014. Prior to forming SailingStone, Mackenzie was a member of the Hard Assets Team at RS Investments since 2004. Prior to joining RS Investments in 2004, MacKenzie spent four years as a high-yield analyst at Fidelity Management & Research Company, covering technology, telecommunications, industrial, and energy issuers. Previously, he was a vice president at Fidelity Capital Markets, focusing on origination and financial engineering initiatives. He was also an analyst at Goldman Sachs & Company. MacKenzie holds an A.B. from Brown University in mathematical economics and modern American history. MacKenzie is a CFA Charterholder.

Kenneth L. Settles Jr., CFA**

Kenneth L. Settles has been responsible for the day-to-day management of RS Global Natural Resources Fund since 2007**. Ken has been a principal of SailingStone since the commencement of its operations in 2014. Prior to forming SailingStone, Ken was a member of the Hard Assets Team at RS Investments since 2006. Prior to joining RS Investments in 2006, he was a senior energy analyst at Neuberger Berman, LLC for seven years where he also co-managed the Neuberger Berman Premier Energy Portfolio. Previously, Ken spent three years at Salomon Smith Barney, Inc. where he was a financial analyst. Ken holds a B.A. in economics from Williams College. Ken is a CFA Charterholder.

** Includes service as a member of the Fund’s investment team at RS Investments.

June 1, 2014

REG14Q22

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